FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 15, 2003
                                                  --------------


                               Arena Resources, Inc.
                               ---------------------
             (Exact Name of registrant as specified in its charter)


           Nevada                    333-46164               73-1596109
           ------                    ---------               ----------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employ
    of incorporation)                                    Identification No.)


            4920 South Lewis Street, Suite 107, Tulsa, Oklahoma 74105
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code  (918) 747-6060
                                                           --------------

                                 Non Applicable
                                 --------------
         (Former name or former address, if changed since last report.)








ITEM 5:

Management of Arena Resources, Inc. announced today the company's successful listing on the American Stock Exchange effective this date under the trading symbol (ARD). The company will concurrently notify, or has notified, all current NASD members known to trade the company's stock to terminate trading on the Electronic Bulletin Board.

EXHIBITS:

10.0 Concurrent Press Release



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARENA RESOURCES, INC.



Date: April 15, 2003               By:  /s/  William R. Broaddrick
                                      ----------------------------
                                             William R. Broaddrick
                                             Vice-President